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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                         DATE OF REPORT: JULY 12, 1996

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  TEXAS                                          76-0190827
(STATE OR OTHER JURISDICTION OF            0-24068            (I.R.S. EMPLOYER
        INCORPORATION)            (COMMISSION FILE NUMBER)  IDENTIFICATION  NO.)

         2210 WEST DALLAS STREET
             HOUSTON, TEXAS                                         77019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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     The undersigned registrant hereby amends Item 2. Acquisition or Disposition of Assets and Item 7. Financial Statements and Exhibits of its Current Report on Form 8-K dated July 12, 1996, as originally filed, with respect to the acquisition by Consolidated Graphics, Inc. (the "Company") of Eagle Press ("Eagle") on July 12, 1996 (the "Eagle Acquisition").

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 12, 1996 the Company acquired for $4.0 million all of the assets and assumed certain of the liabilities of Eagle, a commercial printing operation located in Sacramento, California. The funds used by the Company in completing the acquisition of Eagle were obtained from borrowings on the Company's bank revolving credit agreement. The Company expects to continue operating Eagle without making any significant changes in its operations.

     The Company has accounted for the Eagle Acquisition as a purchase. The allocation of purchase price to the assets acquired was based on estimates of fair market values and may be revised when additional information that the Company is awaiting concerning asset and liability values is obtained.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  Financial statements of business acquired.

     The information contained in Exhibit 6 hereto is incorporated herein by reference.

     (B)  Pro forma financial information.

     The following unaudited pro forma financial statements give effect to the Company's acquisition of Eagle and include the effect of the Company's acquisition of Garner Printing ("Garner") of Des Moines, Iowa earlier this fiscal year (the "Garner Acquisition"). The unaudited pro forma financial statements presented below were prepared utilizing the audited historical financial statements of the Company, Eagle and Garner. The unaudited pro forma financial statements should be read in conjunction with the audited historical financial statements and notes thereto of Eagle for the year ended December 31, 1995 incorporated herein, the Company's audited historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996, and the Company's pro forma financial statements and notes thereto and the audited historical financial statements of Garner for the year ended December 31, 1995 and notes thereto included in the Company's Current Report on Form 8-K, as amended, dated July 3, 1996, pertaining to the acquisition of Garner. None of the pro forma financial statements included herein purport to be indicative of the Company's financial position or results of operations that would have occurred had the transactions been completed as of or at the beginning of the periods presented, nor do such statements purport to indicate the Company's financial condition or results of operations at any future date or for any future period.

                                       2

                          CONSOLIDATED GRAPHICS, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 (IN THOUSANDS)

       THE UNAUDITED PRO FORMA BALANCE SHEET PRESENTED BELOW REFLECTS THE
        FINANCIAL POSITION OF THE COMPANY AS OF MARCH 31, 1996, TOGETHER WITH THE FINANCIAL POSITION OF GARNER AND EAGLE AS OF DECEMBER 31, 1995.

                                                 HISTORICAL
                                       -------------------------------    PRO FORMA        COMPANY
                                       COMPANY    GARNER       EAGLE     ADJUSTMENTS      PRO FORMA
                                       -------   ---------   ---------   -----------      ----------
                                       (AUDITED) (AUDITED)   (AUDITED)
               ASSETS
CURRENT ASSETS:
     Cash and cash equivalents.......  $ 3,086    $   149     $    50      $--             $  3,285
     Accounts receivable, net........   19,317      2,022         878       --               22,217
     Inventories.....................    8,023        418         303       --                8,744
     Prepaid expenses................    1,077         19           9       --                1,105
                                       -------    -------     -------      -------         --------
          Total current assets.......   31,503      2,608       1,240       --               35,351
PROPERTY AND EQUIPMENT, net..........   50,591      3,533       2,441        3,924(a)        60,489
GOODWILL, net........................    5,015      --          --              71(b)         5,086
OTHER ASSETS.........................      700      --              4       --                  704
                                       -------    -------     -------      -------         --------
                                       $87,809    $ 6,141     $ 3,685      $ 3,995         $101,630
                                       =======    =======     =======      =======         ========

           LIABILITIES AND
        SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current portion of long-term
       debt..........................  $ 1,221    $ 1,360     $   150      $  (150)(c)     $  2,581
     Accounts payable................    5,719        829         273       --                6,821
     Accrued liabilities.............    5,648        544          27          200(d)         6,419
     Income taxes payable............       60      --          --          --                   60
                                       -------    -------     -------      -------         --------
          Total current
             liabilities.............   12,648      2,733         450           50           15,881
LONG-TERM DEBT, net of current
  portion............................   20,105      1,507       1,095        2,886(c)        25,593
DEFERRED INCOME TAXES................    5,180      --          --             967(e)         6,147
COMMITMENTS AND CONTINGENCIES
PROPRIETOR'S EQUITY..................    --         --          2,140       (2,140)(f)       --
SHAREHOLDERS' EQUITY:
     Common stock....................       59         15       --             (13)(f)           61
     Additional paid-in capital......   32,762        110       --           4,021(f)        36,893
     Retained earnings...............   17,055      1,776       --          (1,776)(f)       17,055
                                       -------    -------     -------      -------         ---------
          Total shareholders'
             equity..................   49,876      1,901       --           2,232           54,009
                                       -------    -------     -------      -------         --------
                                       $87,809    $ 6,141     $ 3,685      $ 3,995         $101,630
                                       =======    =======     =======      =======         ========

Note: Certain reclassifications were made to the historical financial statements of Garner and Eagle for purposes of clear and consistent presentation.

See footnotes on page 4.

                                       3

                          CONSOLIDATED GRAPHICS, INC.
                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(a) Reflects the additional value assigned, pursuant to purchase accounting rules, to the property and equipment of Garner and Eagle.

(b) Reflects the value assigned, pursuant to purchase accounting rules, to goodwill in connection with the Garner Acquisition.

(c) Reflects the elimination of Eagle's debt, which was not assumed by the Company, and an increase in the Company's debt to finance the Eagle Acquisition.

(d) Reflects the estimated costs incurred by the Company to complete both the Garner Acquisition and the Eagle Acquisition.

(e) Reflects the amount of additional deferred taxes to be recorded in connection with the Garner Acquisition pursuant to purchase accounting rules and Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes."

(f) Reflects the elimination of the historical shareholders' equity of Garner and the historical proprietor's equity of Eagle pursuant to purchase accounting rules, and the issuance of 177,780 shares of the Company's common stock, valued at $23.25 per share, as consideration in the Garner Acquisition.

                                       4

                          CONSOLIDATED GRAPHICS, INC.
                     UNAUDITED PRO FORMA INCOME STATEMENTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

           FOR THE YEAR ENDED MARCH 31, 1996 OF THE COMPANY
      TOGETHER WITH THE YEAR ENDED DECEMBER 31, 1995 OF GARNER AND EAGLE, ASSUMING BOTH THE GARNER ACQUISITION AND THE EAGLE ACQUISITION OCCURRED
               AS OF THE BEGINNING OF EACH ENTITY'S FISCAL YEAR.

                                                    HISTORICAL
                                        -----------------------------------     PRO FORMA      COMPANY
                                         COMPANY      GARNER        EAGLE      ADJUSTMENTS    PRO FORMA
                                        ---------    ---------    ---------    -----------    ---------
                                        (AUDITED)    (AUDITED)    (AUDITED)
SALES................................    $ 85,133     $ 12,673     $ 6,597       $   --       $ 104,403
COST OF SALES........................      61,237        9,756       4,316          (195)(a)     75,114
                                         --------     --------     -------     ---------      ---------
     Gross profit....................      23,896        2,917       2,281           195         29,289
SELLING EXPENSES.....................       8,532        1,016         336           --           9,884
GENERAL AND ADMINISTRATIVE
  EXPENSES...........................       6,873        1,008         457           (53)(b)      8,285
RESTRUCTURING CHARGE.................       1,500       --           --              --           1,500
                                         --------     --------     -------     ---------      ---------
     Operating income................       6,991          893       1,488           248          9,620
INTEREST EXPENSE.....................         876          273         133           167(c)       1,449
INTEREST INCOME......................         (16)      --              (2)          --             (18)
                                         --------     --------     -------     ---------      ---------
     Income before provision for
       income taxes..................       6,131          620       1,357            81          8,189
PROVISION FOR INCOME TAXES...........       2,146       --   (d)     --   (d)        781(d)       2,927
                                         --------     --------     -------     ---------      ---------
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS.......................    $  3,985     $    620     $ 1,357       $  (700)     $   5,262
                                         ========     ========     =======     =========      =========
EARNINGS PER SHARE OF COMMON STOCK...    $    .72                                             $     .92(e)
                                         ========                                             =========

Note: Certain reclassifications were made to the historical financial statements of Garner and Eagle for purposes of clear and consistent presentation.

See footnotes on page 6.

                                       5

                          CONSOLIDATED GRAPHICS, INC.
                 NOTES TO UNAUDITED PRO FORMA INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(a) Reflects a net reduction in depreciation and amortization expense of $206 attributable to the Garner Acquisition, offset by a net increase in depreciation expense of $11 attributable to the Eagle Acquisition. Pro forma depreciation and amortization expense was determined based on a preliminary allocation of the purchase price to the operating assets acquired based on estimates of fair values and an estimate of useful lives ranging generally from 3 to 15 years.

(b) Reflects the elimination of certain payments of $173 to and on behalf of the selling shareholders of Garner which will not be incurred prospectively pursuant to agreement and the addition of salary expense of $120 to be paid to the management of Eagle pursuant to agreement. Previously, the owner of Eagle did not have a salary as Eagle was operated as a sole proprietorship.

(c) Reflects additional interest expense attributable to the increase in the Company's outstanding pro forma long-term debt as a result of the Eagle Acquisition.

(d) Garner operated under S-corporation status and Eagle operated under sole proprietorship status for federal and state income tax purposes prior to the acquisition. Accordingly, no provision for income tax expense is reflected in each entity's historical financial statements and an adjustment for pro forma federal and state income tax expense has been made.

(e) Pro forma earnings per share was calculated based on the historical weighted average shares of the Company outstanding for the year ended March 31, 1996 of 5,534,180 plus 177,780 shares issued in connection with the Garner Acquisition.

                                       6

     (C)  Exhibits.

     The following additional exhibits to the report are furnished with this amendment:

    5 -- Consent of KPMG Peat Marwick LLP
    6 -- Financial Statements of Eagle Press, including independent auditors' report.

                                       7

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSOLIDATED GRAPHICS, INC.
                                             (REGISTRANT)

                                      By /s/ G. CHRISTOPHER COLVILLE
                                             G. CHRISTOPHER COLVILLE
                                      VICE PRESIDENT -- MERGERS AND ACQUISITIONS
                                        CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  August 14, 1996

                                       8